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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                MARCH 6, 2002
               Date of Report (Date of earliest event reported)


                        AMERICAN COMMERCIAL LINES LLC
            (Exact Name of Registrant as Specified in Its Charter)


                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)
                       Commission file number 333-62227


                                  52-210660
                      (IRS Employer Identification No.)


                           1701 EAST MARKET STREET
                        JEFFERSONVILLE, INDIANA 47130
             (Address of Principal Executive Offices) (Zip Code)


                                (812) 288-0100
             (Registrant's Telephone Number, Including Area Code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.

In connection with the negotiation of the proposed recapitalization and financial restructuring (the "Recapitalization") of American Commercial Lines LLC ("ACL") previously reported on a Current Report on Form 8-K filed by ACL on March 1, 2002, certain parties, including an informal committee (the "Ad Hoc Committee") of certain unaffiliated holders of ACL's Series B 10 1/4% Senior Notes due June 2008 (the "Senior Notes") entered into confidentiality agreements (the "Confidentiality Agreements") pursuant to which they were provided with certain non-public information. Under the terms of the Confidentiality Agreements, the parties to these agreements may require the Company to disclose non-public information which may be deemed to be material and which was furnished to them by the Company. The following information is being disclosed pursuant to a request by the Ad Hoc Committee under the Confidentiality
Agreements:

         o According to ACL's unaudited 2001 financial results, ACL generated approximately $128 million of earnings before interest, taxes, depreciation and amortization ("EBITDA," as that term is defined in the Credit Agreement dated as of June 30, 1998, as amended, between ACL, certain lenders and J.P. Morgan Chase Bank (formerly, The Chase Manhattan Bank), and which can be found in Exhibits 10.1, 10.14, 10.15, 10.16, 10.17 and 10.18 to previous securities filings made by ACL). Furthermore, ACL had cash on hand at year end of $47.3 million and total debt, including capital leases, at year end of $698.4 million;

         o According to a 2002 financial forecast, ACL projected $116 million of EBITDA (as noted in ACL's periodic reports with the Securities and Exchange Commission, ACL's business is seasonal, and its quarterly revenues and profits historically have been lower during the first and second fiscal quarters of the year (January through June) and higher during the third and fourth fiscal quarters (July through December) due to the North American grain harvest). ACL also projected a 5% increase in revenue year over year (which projection was based upon assumptions, information and data available in November 2001 and some of which may be out of date and/or have changed) with revenue projections being based, in part, upon the following information:

                o When the projections were made, U.S. corn exports were estimated by the U.S. Department of Agriculture to be 2.05 billion bushels in the 2001-02 crop year, exceeding 1.95 billion bushels in 2000-01 and grain tariff rates were projected to increase slightly over 2001 levels;

                o Domestic coal freight volume is expected to increase over 2001, driven by demand and stabilization of supplies from large coal customers ;

                o Industry covered barge supply is expected to decrease compared to 2001 levels as barge retirements exceed new construction, however, less severe weather and productivity initiatives could lead to improved overall covered hopper barge utilization rates;

                o Demand for tank barge freight is expected to rebound somewhat in 2002, consistent with ACL management's assumption that the general U.S. economy will improve in 2002;

                o In November 2001, the price of fuel used to power ACL's fleet was expected to average $0.69 per gallon in 2002, based upon the assumption that there would be an $0.08 spread between fuel delivered to the vessels and the $0.61 Heating Oil, No. 2 Fuel Oil (New York Mercantile Exchange) price existing in November 2001;

                o Increase in total barge production by ACL's marine construction subsidiary, Jeffboat LLC ("Jeffboat"), by 20-40% over 2001 levels, with overall labor hours expected to remain relatively constant, and impacted by the following expectations:

                         o   Increase in public covered hopper barge sales;


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                         o   Decrease in sales of covered hopper barges to
                             Vessel Leasing LLC, an affiliated company which acquires barges from Jeffboat and leases those barges to ACL;

                         o   Decrease in 30,000 barrel tank barge sales;

            o Jeffboat's labor contract will expire in April 2002.

     o   Worst case, normalized and aggressive EBITDA projections for
         2002 were provided by ACL's management in response to an inquiry from the Ad Hoc Committee for said information, which projections provided general, preliminary guidance for potential 2002 performance in the three requested scenarios: (i) worst case EBITDA of $86 million (based on an analysis of the lowest quarterly results by business unit since 1998), (ii) a normalized level of EBITDA of $125 million (which excludes deferred maintenance expense, the effects of more severe adverse weather conditions and the effects of the general economic slowdown), and (iii) an aggressive projection of EBITDA of $170 million (which relies upon broad, general and favorable assumptions that ACL might achieve high fleet
         velocity combined with an improved rate environment,   as well as the
         exclusion of all items in (ii) above);

     o Preliminarily projections that first quarter 2002 EBITDA may increase between 50% and 100%, excluding fees and expenses relating to the Recapitalization and assuming continued favorable weather conditions, compared to the year ago quarterly period; and

     o A six week cash flow forecast which estimated and anticipated that ACL's lowest projected cash reserves would occur at the beginning of March 2002, which cash reserves ACL management believes are more than adequate to maintain ACL's liquidity and normal payment terms with vendors and suppliers during the same period.

READERS ARE CAUTIONED THAT THE PRECEDING INFORMATION DOES NOT REPRESENT ALL OF THE INFORMATION OR MATERIALS THAT WERE DISCLOSED PURSUANT TO THE CONFIDENTIALITY AGREEMENTS. FURTHERMORE, ACL HAS NOT MADE ANY DETERMINATION AS TO WHICH INFORMATION OR MATERIALS WHICH WERE DISCLOSED PURSUANT TO THE CONFIDENTIALITY AGREEMENTS MAY BE DEEMED MATERIAL TO AN INDIVIDUAL HOLDER OF ACL'S SENIOR NOTES IN MAKING AN INVESTMENT DECISION.

THIS CURRENT REPORT ON FORM 8-K SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF AMERICAN COMMERCIAL LINES HOLDINGS LLC, AMERICAN COMMERCIAL LINES LLC OR ANY OF THEIR AFFILIATES. THE DISEMINATION OF THE INFORMATION DISCLOSED PURSUANT TO THE REQUEST OF THE AD HOC COMMITTEE SHALL NOT UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE THAT IT WAS DISTRIBUTED TO THE PARTIES TO THE CONFIDENTIALITY AGREEMENTS OR THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN.

DURING THE COURSE OF NEGOTIATIONS OF THE RESTRUCTURING, ACL DEVELOPED THE PROJECTIONS REFERENCED ABOVE. THESE PROJECTIONS WERE NOT PREPARED WITH A VIEW TOWARD COMPLIANCE WITH PUBLISHED GUIDELINES OF THE SECURITIES AND EXCHANGE COMMISSION OR THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS REGARDING FORECASTS. ACL DOES NOT, AS A MATTER OF COURSE, PUBLISH ITS BUSINESS PLANS, BUDGETS OR STRATEGIES OR MAKE EXTERNAL PROJECTIONS OR FORECASTS OR ITS ANTICIPATED FINANCIAL POSITIONS OR RESULTS OF OPERTAIONS. ACCORDINGLY, ACL DOES NOT ANTICIPATE THAT IT WILL, AND DISCLAIMS ANY OBLIGATION TO, FURNISH UPDATED BUSINESS PLANS, BUDGETS OR PROJECTIONS TO HOLDERS OF SECURITIES ISSUED BY ACL OR TO INCLUDE SUCH INFORMATION IN DOCUMENTS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION OR OTHERWISE MAKE SUCH INFORMATION PUBLICLY AVAILABLE.




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THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE
FORWARD-LOOKING STATEMENTS (AS DEFINED IN SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934) THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. AS A RESULT, NO ASSURANCES CAN BE GIVEN AS TO FUTURE RESULTS, LEVELS OF ACTIVITY AND ACHIEVEMENTS. ANY FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. ACL UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, UNLESS OTHERWISE REQUIRED BY LAW.

READERS ARE REFERRED TO ALL DOCUMENTS FILED BY ACL WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.



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                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    March 6, 2002

AMERICAN COMMERCIAL LINES LLC
(Registrant)


By:      /S/ JAMES J. WOLFF
         -------------------
Name:    James J. Wolff
Title:   Senior Vice President
         (Principal Accounting Officer)